UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Ares Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED JUNE 16, 2023

LETTER TO SHAREHOLDERS OF ARES ACQUISITION CORPORATION

245 Park Avenue, 44th Floor

New York, NY 10167

Dear Ares Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Ares Acquisition Corporation, a Cayman Islands exempted company (“AAC”), which will be held on                 , 2023, at a.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporation/ext2023 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AAC, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website.

You can participate in the Shareholder Meeting and vote by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023. The attached Notice of the Shareholder Meeting and proxy statement describe the business AAC will conduct at the Shareholder Meeting (unless AAC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about AAC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated                 , 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, AAC’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date by which AAC has to consummate a business combination (the “Charter Extension”) from August 4, 2023 to             , 2023 (the “Charter Extension Date”), or such earlier date as AAC’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), in the capital of AAC represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed, on December 5, 2022, AAC, X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), and the other parties thereto entered into a business combination agreement (as amended on June 11, 2023 and as it may be further amended or supplemented from time to time, the “Business Combination Agreement”), contemplating several transactions in connection with which AAC will become the managing member and an equityholder of X-energy (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the Securities and Exchange Commission on January 25, 2023, as amended by Amendment No. 1 thereto, filed on March 24, 2023, and Amendment No. 2 thereto, filed on June 12, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AAC additional time to complete the Business Combination.

The Memorandum and Articles of Association provide that AAC has until August 4, 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association, to complete its initial business combination (the “Termination Date”). The Board has determined that it is in the best interests of AAC to seek an extension of the Termination Date and have proposed that AAC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be precluded from completing the Business Combination and would be forced to liquidate.

AAC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AAC is unable to complete the Business Combination on or before the Termination Date, AAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before August 4, 2023, then the Extension Amendment Proposal will not be presented, and the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of the Class A Ordinary Shares, issued as part of the units sold in AAC’s initial public offering (the “initial public offering”) on February 4, 2021, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in AAC’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of the Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $                 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $                as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on the Record Date was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting (and assuming that Ares Acquisition Holdings LP (the “Sponsor”) continues to deposit amounts into the Trust Account through August 4, 2023 pursuant to the terms of the First Extension described under the section entitled “Business of AAC and Certain Information About AAC” in the accompanying proxy statement, without taking into account any interest), exercising redemption rights would result in a public shareholder receiving approximately $                 per share than if the shares were sold in the open market. AAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AAC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AAC does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, AAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAC (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of AAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to AAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if: either (i) there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Board has fixed the close of business on June 23, 2023 (the “Record Date”) as the date for determining AAC’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

AAC believes that it is in the best interests of AAC’s shareholders that AAC obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AAC and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person, virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person or virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person or virtually, you may withdraw your proxy and vote in person or virtually.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO AAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, AAC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Ares Acquisition Corporation

David B. Kaplan Chief Executive Officer and Co-Chairman of the Board of Directors

ARES ACQUISITION CORPORATION

245 Park Avenue, 44th Floor

New York, NY 10167

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF ARES ACQUISITION CORPORATION

TO BE HELD ON                 , 2023

To the Shareholders of Ares Acquisition Corporation:

NOTICE IS GIVEN that an extraordinary general meeting of the shareholders of Ares Acquisition Corporation, a Cayman Islands exempted company (“AAC”), will be held on     , 2023, at                a.m., Eastern Time, electronically at             https://www.cstproxy.com/aresacquisitioncorporation/ext2023 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AAC, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on: (A) an extension amendment proposal to amend, by way of special resolution, AAC’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) to extend the date by which AAC has to consummate a business combination (the “Charter Extension”) from August 4, 2023 to      , 2023, or such earlier date as AAC’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association, (the “Charter Extension Date”) (the “Extension Amendment Proposal”); and (B) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient AAC ordinary shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”) (unless AAC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated                , 2023 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)

the first sentence of Article 49.7 of AAC’s Amended and Restated Memorandum and Articles of Association, as amended, be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by      , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of AAC’s Amended and Restated Memorandum and Articles of Association, as amended, be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the

Public Shares if the Company has not completed a Business Combination by      , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles; and/or”

2.

Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of AAC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal, and (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

As previously disclosed, on December 5, 2022, AAC, X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), and the other parties thereto entered into a business combination agreement (as amended on June 11, 2023 and as it may be further amended and supplemented from time to time, the “Business Combination Agreement”), contemplating several transactions in connection with which AAC will become the managing member and an equityholder of X-energy (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the Securities and Exchange Commission on January 25, 2023, as amended by Amendment No. 1 thereto, filed on March 24, 2023, and Amendment No. 2 thereto, filed on June 12, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AAC additional time to complete the Business Combination.

The Memorandum and Articles of Association provide that AAC has until August 4, 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association, to complete its initial business combination (the “Termination Date”). The Board has determined that it is in the best interests of AAC to seek an extension of the Termination Date and have proposed that AAC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be precluded from completing the Business Combination and would be forced to liquidate.

AAC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AAC is unable to complete the Business Combination on or before the Termination Date, AAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before August 4, 2023, then the Extension Amendment Proposal will not be presented, and the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AAC and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of AAC’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in AAC’s initial public offering (the “initial public offering”) on February 4, 2021, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in AAC’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $                 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $                as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on the Record Date was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting (and assuming that Ares Acquisition Holdings LP (the “Sponsor”) continues to deposit amounts into the Trust Account through August 4, 2023 pursuant to the terms of the First Extension described under the section entitled “Business of AAC and Certain Information About AAC” in the accompanying proxy statement, without taking into account any interest), exercising redemption rights would result in a public shareholder receiving approximately $                 per share than if the shares were sold in the open market. AAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AAC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AAC does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal. AAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $                that was in the Trust Account as of the Record Date. AAC will not proceed with the Charter Extension if, on or before the Termination Date, AAC completes the Business Combination.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, AAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAC (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of AAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to AAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO AAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either: (i) there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, or (ii) the Board determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Record holders of Ordinary Shares at the close of business on June 23, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 46,997,081 issued and outstanding Class A Ordinary Shares and 25,000,000 issued and outstanding Class B Ordinary Shares. AAC’s warrants do not have voting rights.

AAC’s officers, directors and initial shareholders, including the Sponsor, Stephen Davis, Kathryn Marinello and Felicia Thornton (collectively, the “AAC Initial Shareholders”), have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, AAC’s officers, directors and the AAC Initial Shareholders hold 34.7% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to approval of AAC’s officers, directors and the AAC Initial Shareholders, approval of: (i) the Extension Amendment Proposal will require the affirmative vote of at least 22,998,054 Ordinary Shares held by public shareholders (or approximately 48.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of 0 Ordinary Shares held by public shareholders (or 0% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) the Adjournment Proposal will require the affirmative vote of at least 10,998,541 Ordinary Shares held by public shareholders (or approximately 23.4% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of 0 Ordinary Shares held by public shareholders (or 0% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

This proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, AAC urges you to read this material carefully and vote your shares.

This proxy statement is dated                 , 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Ares Acquisition Corporation

David B. Kaplan Chief Executive Officer and Co-Chairman of the Board of Directors
, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Ares Acquisition Corporation (“AAC”) with respect to, among other things, AAC’s capital resources and results of operations. Likewise, AAC’s financial statements and all of AAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect AAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. AAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	AAC’s ability to complete the Business Combination (as defined below);

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of AAC; and

•	the use of funds not held in the Trust Account (as defined below) or available to AAC from interest income on the Trust Account balance.

While forward-looking statements reflect AAC’s good faith beliefs, they are not guarantees of future performance. AAC disclaims all obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause AAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023, as amended by the Annual Report on Form 10-K/A for the year ended December 31, 2022, as filed with the SEC on March 10, 2023, and in other reports AAC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AAC (or to third parties making the forward-looking statements).

RISK FACTORS

The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our Business Combination.

CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings and/or to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to U.S. national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Because the proposed Business Combination contemplates interim financing where non-U.S. persons may become investors in X-energy, the Business Combination may be subject to CFIUS review or other regulatory review, which depends in large part on the ultimate share ownership of the Company following the Business Combination, among other factors. If the Business Combination were to fall within CFIUS’s jurisdiction, we risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to modify or delay our Business Combination, impose conditions with respect to such Business Combination, request the President of the United States to order AAC to divest all or a portion of X-energy if we were to acquire it without first obtaining CFIUS approval or prohibit the Business Combination entirely. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may also prevent the Business Combination from occurring within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association. These risks may limit the attractiveness of, delay or prevent us from pursuing our initial Business Combination.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete our Business Combination. If we are unable to consummate our Business Combination within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association, we will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may fail to satisfy a condition in the Business Combination Agreement and be required to wind up, redeem and liquidate.

On March 30, 2022, the SEC issued a rule proposal (the “SPAC Rule Proposal”) relating to, among other things, circumstances in which a special purpose acquisition company (a “SPAC”) could potentially be subject to the Investment Company Act of 1940, as amended, and the regulations thereunder (collectively, the “Investment Company Act”). The SPAC Rule Proposal includes a proposed safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act if a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the proposed safe harbor, the SPAC Rule Proposal would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). To avail itself of the safe harbor in the SPAC Rule Proposal, a SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. We completed our initial public offering in February 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time until our announcement regarding our proposed Business Combination on December 6, 2022. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If AAC is deemed to be an investment company under the Investment Company Act, AAC’s activities would be severely restricted. In addition, AAC would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. In addition, unless we were able to modify our activities so that we would not be deemed an investment company, we may fail to satisfy a condition in the Business Combination Agreement, which could result in the termination of the Business Combination Agreement. After any such termination, we may be required to wind up, redeem and liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to sell the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following sale of securities in the Trust Account, if any, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AAC.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, including prior to                 , 2023, or such earlier date as the Board may approve in accordance with the Cayman Constitutional Documents, instruct the trustee with respect to the Trust Account to sell the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter, to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination or liquidation of AAC. Following any such sale of the securities held in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to sell the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AAC.

In addition, even prior to                 , 2023, or such earlier date as the Board may approve in accordance with the Cayman Constitutional Documents, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may need to be liquidated. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. The risk of being deemed subject to the Investment Company Act may increase the longer AAC holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to sell the securities held in the Trust Account at any time, even prior to             , 2023, or such earlier date as the Board may approve in accordance with the Cayman Constitutional Documents, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of AAC.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to AAC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on             , 2023, at             a.m., Eastern Time electronically at https://www.cstproxy.com/aresacquisitioncorporation/ext2023 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AAC, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023.

Q:	Why am I receiving this proxy statement?

A:

AAC is a blank check company incorporated as a Cayman Islands exempted company on January 24, 2020. AAC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of AAC’s initial public offering on February 4, 2021 (the “initial public offering”), including the partial exercise of the underwriters’ over-allotment, an amount of approximately $1,000,000,000 ($10.00 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the sale of the private placement warrants (the “Private Placement Warrants”) to Ares Acquisition Holdings LP (the “Sponsor”) were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).

Like most blank check companies, AAC’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) provide for the return of the initial public offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before August 4, 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association (the “Termination Date”).

As previously disclosed, on December 5, 2022, AAC, X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), and the other parties thereto entered into a business combination agreement (as amended on June 11, 2023 and as it may be further amended and supplemented from time to time, the “Business Combination Agreement”), contemplating several transactions in connection with which AAC will become the managing member and an equityholder of X-energy (the “Business Combination”). For more information about the Business Combination, refer to our registration statement on Form S-4 initially filed with the SEC on January 25, 2023 (the “Registration Statement”), as amended by Amendment No. 1 thereto, filed on March 24, 2023, and Amendment No. 2 thereto, filed on June 12, 2023. Without the Charter Extension, AAC believes that there is some risk that AAC might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. AAC believes that it is in the best interests of AAC’s shareholders to continue AAC’s existence until                 , 2023, or such earlier date as AAC’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association, in order to allow AAC additional time and opportunity to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on             , 2023, at             a.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporation/ext2023. For the purposes of the amended and restated memorandum and articles of association of AAC, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023.

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), on June 23, 2023, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting virtually, AAC urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote virtually if you have already voted by proxy.

If your Shareholder Meeting, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting                , 2023 at                a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/aresacquisitioncorporation/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to internet, you can listen only to the meeting by dialing                 (or                if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                . Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	AAC shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date by which AAC has to consummate a business combination (the “Charter Extension”) from August 4, 2023 to             , 2023 (the “Charter Extension Date”), or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AAC and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of AAC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Extraordinary General Meeting of AAC Shareholders—Certain Interests of AAC’s Directors, Officers and Others in the Business Combination” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal.

AAC will not proceed with the Charter Extension if, on or before the Termination Date, AAC completes the Business Combination.

If the Charter Extension is implemented and one or more AAC shareholders elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in Trust Account (the “Redemptions”), AAC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for AAC’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on AAC not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is AAC proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AAC additional time to complete the Business Combination.

Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be forced to liquidate.

If the Extension Amendment Proposal is not approved by AAC’s shareholders, AAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by AAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal.

AAC reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AAC is unable to complete the Business Combination on or before the Termination Date, AAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before August 4, 2023, then the Extension Amendment Proposal will not be presented, and the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person, virtually or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of AAC, including the Sponsor, Stephen Davis, Kathryn Marinello and Felicia Thornton (collectively, the “AAC Initial Shareholders”), who own 34.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the AAC Initial Shareholders, an additional 10,998,541 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so AAC does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will AAC’s directors, officers and the AAC Initial Shareholders vote?

A:

AAC’s directors, officers and the AAC Initial Shareholders have, pursuant to a letter agreement, agreed to, among other things, vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

AAC’s directors, officers and the AAC Initial Shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, AAC’s directors, officers and the AAC Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 25,000,000 Class B Ordinary Shares, representing 34.7% of AAC’s issued and outstanding Ordinary Shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

AAC believes shareholders will benefit from AAC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which AAC has to consummate a business combination from August 4, 2023 to , 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association. Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by AAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person, virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person, virtually or by proxy, or if you do attend the Shareholder Meeting in person, virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek a further extension to liquidate the Trust Account?

A:	Other than as described in this proxy statement, AAC does not currently anticipate seeking a further extension to consummate the Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal AAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, AAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAC (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of AAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to AAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

AAC’s officers and directors and AAC Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 25,000,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to AAC’s warrants, which will expire worthless in the event AAC dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, AAC will continue to attempt to consummate the Business Combination until the Charter Extension Date. AAC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination (the “Closing”) on or before the Charter Extension Date unless the Board determines that an earlier liquidation is in the best interests of AAC’s shareholders.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AAC held by AAC’s officers, directors, the Sponsor and its affiliates. Unless the Extension Amendment Proposal is approved, AAC will not proceed with the Charter Extension. AAC will also not proceed with the Charter Extension if, on or before the Termination Date, AAC completes the Business Combination.

Q:	Where will I be able to find the voting results of the Shareholder Meeting?

A:

We will announce preliminary voting results at the Shareholder Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Shareholder Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Shareholder Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares upon the approval or effectiveness of the Charter Extension. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of AAC on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange (“NYSE”).

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to AAC at 245 Park Avenue, 44th Floor, New York, NY 10167 so that it is received by AAC prior to the vote at the Shareholder Meeting (which is scheduled to take place on                 , 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to AAC’s Chief Executive Officer, which must be received by AAC’s Chief Executive Officer to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person, virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person, virtually or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and the Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to AAC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, AAC does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are an AAC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interest of AAC and its shareholders. The Board recommends that AAC’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of AAC and its shareholders and recommends that AAC’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do AAC’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

AAC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Certain Interests of AAC’s Directors, Officers and Others in the Business Combination” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to AAC’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with AAC’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If the Charter Extension is approved and you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the vote at the Shareholder Meeting) (a) submit a written request to the Transfer Agent that AAC redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, holders of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account, divided by the number of then-outstanding Class A Ordinary Shares. As of March 31, 2023, this would have amounted to approximately $10.32 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Shareholder Meeting. If you deliver your shares (along with any applicable share certificates and redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that AAC instruct the Transfer Agent to return the shares (and any applicable share certificates) (either physically or electronically through DTC, as required). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with our consent, prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, AAC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of the Public Warrants that you may hold.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

AAC will pay the cost of soliciting proxies for the Shareholder Meeting. AAC has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. AAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AAC may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: AAC.info@investor.morrowsodali.com

You also may obtain additional information about AAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms) (either physically or electronically through DTC) at the address below prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF AAC SHAREHOLDERS

This proxy statement is being provided to AAC shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of AAC shareholders to be held on                 , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                 , 2023 to all shareholders of record of AAC as of the Record Date. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on                , 2023 at                a.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporation/ext2023. For the purposes of the amended and restated memorandum and articles of association of AAC, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023.

You can pre-register to attend the virtual Shareholder Meeting starting                 , 2023 at                  a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/aresacquisitioncorporation/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the internet, you can listen only to the meeting by dialing                  (or                  if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                 . Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, AAC shareholders will consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which AAC has to consummate a business combination from August 4, 2023 to , 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association; and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Voting Power; Record Date

As a shareholder of AAC, you have a right to vote on certain matters affecting AAC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on June 23, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 71,997,081 issued and outstanding Ordinary Shares, of which 46,997,081 Class A Ordinary Shares are held by AAC public shareholders and 25,000,000 Class B Ordinary Shares are held by the AAC Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person, virtually or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The AAC Initial Shareholders, who own 34.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the AAC Initial Shareholders, an additional 10,998,541 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the proposals voted upon at the Shareholder Meeting.

Under NYSE rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when: (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares; and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that both of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the proposals to be voted on at the Shareholder Meeting without your instruction.

Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so AAC does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The AAC Initial Shareholders have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the AAC Initial Shareholders own 34.7% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposals		Number of Additional Public Shares Required to Approve Proposals
	Approval Proposals	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[1]	0	22,998,054
Adjournment Proposal	Ordinary Resolution[2]	0	10,998,541

[1]

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

[2]

Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on the Record Date, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting.

Whether or not you plan to attend the Shareholder Meeting virtually, AAC urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote virtually if you have already voted by proxy.

If your Shareholder Meeting, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/aresacquisitioncorporation/ext2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify AAC’s Secretary in writing to Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person or virtually, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a AAC shareholder and have questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing AAC.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, shareholders holding Class A Ordinary Shares may demand that AAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $                per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, AAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. AAC will also not proceed with the Charter Extension if, on or before the Termination Date AAC completes the Business Combination.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, AAC’s transfer agent, in which you: (i) request that AAC redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to      p.m., Eastern Time, on                 , 2023 (two business days before the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of AAC that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, AAC’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental, AAC’s transfer agent, prior to      p.m., Eastern Time, on                 , 2023 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date, was $                 per share. The cash held in the Trust Account on such date was approximately $                 ($                 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. AAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to AAC’s transfer agent two business days prior to the vote at the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to a particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to AAC’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

AAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. AAC has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. AAC and its directors, officers and employees may also solicit proxies in person. AAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. AAC will pay Morrow Sodali a fee of $30,000 plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as AAC’s proxy solicitor. AAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to AAC shareholders. Directors, officers and employees of AAC who solicit proxies will not be paid additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

AAC is proposing to amend its Memorandum and Articles of Association to extend the date by which AAC has to consummate a business combination to the Charter Extension Date so as to give AAC additional time to complete the Business Combination.

Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $                (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $                as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the NYSE on the Record Date was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting (and assuming that our Sponsor continues to deposit amounts into the Trust Account through August 4, 2023 pursuant to the terms of the First Extension described under the section entitled “Business of AAC and Certain Information About AAC,” without taking into account any interest), exercising redemption rights would result in a public shareholder receiving approximately $                 per share than if the shares were sold in the open market. AAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AAC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AAC does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Memorandum and Articles of Association provide that AAC has until August 4, 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association, to complete a business combination. AAC and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless AAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of AAC shareholders that the Charter Extension be obtained so that AAC will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, AAC believes that AAC may not be able to complete the Business Combination on or before August 4, 2023. If that were to occur, AAC would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing AAC additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Unless the Extension Amendment Proposal is approved, AAC will not proceed with the Charter Extension. AAC will also not proceed with the Charter Extension if, on or before the Termination Date AAC completes the Business Combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, AAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAC (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of AAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to AAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

AAC’s officers and directors and the AAC Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 25,000,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to AAC’s warrants, which will expire worthless in the event AAC dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, AAC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Charter Extension Date are made. AAC will then continue to attempt to consummate the Business Combination until the Charter Extension Date unless the Board, in its sole discretion, determines that an earlier liquidation is in the best interests of ACC’s shareholders. AAC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

Certain Interests of AAC’s Directors, Officers and Others in the Business Combination.

When you consider the recommendation of the Board, AAC shareholders should be aware that aside from their interests as shareholders, certain members of the Board, officers and the AAC Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to AAC shareholders that they approve the Extension Amendment Proposal. AAC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal. In particular:

•

the Sponsor (and certain of AAC’s officers and directors who are members of the Sponsor), purchased 25,000,000 Class B Ordinary Shares for $25,000. All of AAC’s officers and directors have a direct or indirect economic interest in such shares. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 50,000 Class B Ordinary Shares to each of each of Stephen Davis, Kathryn Marinello and Felicia Thornton at a nominal purchase price of $0.003 per Class B Ordinary Share prior to the closing of our initial public offering. Assuming a trading price of $                 per Class A Ordinary Share and $                per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the NYSE on the Record Date), the 25,000,000 Class B Ordinary Shares and 15,333,333 Private Placement Warrants would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                 per share, the aggregate market value of the Class B

Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in AAC by the AAC Initial Shareholders. As a result, if the Business Combination is completed, the AAC Initial Shareholders are likely to be able to make a substantial profit on their investment in AAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and AAC liquidates without completing the Business Combination before August 4, 2023, the AAC Initial Shareholders will lose their entire investment in AAC;

•

the Sponsor purchased 15,333,333 Private Placement Warrants for $23,000,000, or $1.50 per Private Placement Warrant, in a private placement that closed simultaneously with our initial public offering. Certain of AAC’s officers and directors have a direct or indirect economic interest in such Private Placement Warrants. If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 4, 2023, then the proceeds from the sale of the AAC Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the Sponsor will lose its entire investment in AAC if the Extension Amendment Proposal is not approved and AAC does not complete a business combination by August 4, 2023 (or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association). If AAC does not consummate a business combination by such date, AAC would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAC (less taxes payable, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as AAC shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining AAC shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the 25,000,000 Class B Ordinary Shares purchased by our Sponsor for $25,000 would be worthless because following the redemption of the Public Shares, AAC would likely have few, if any, net assets and because the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to such shares if AAC fails to complete a business combination within the required period. Additionally, in such event, the 15,333,333 Private Placement Warrants that the Sponsor paid $23,000,000 to purchase will expire worthless;

•

the Sponsor, AAC’s directors and officers have agreed not to redeem any of the Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination or the Extension Amendment Proposal;

•

the AAC Initial Shareholders and AAC’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and AAC fails to complete the Business Combination by August 4, 2023 (or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association);

•

the Sponsor and AAC’s officers and directors will lose their entire investment in AAC and will not be reimbursed for loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by August 4, 2023 (or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association). As of the date of this proxy statement there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Sponsor and AAC’s officers and directors are awaiting reimbursement;

•

if the Trust Account is liquidated, including in the event AAC is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify AAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which AAC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to AAC, but only if such a vendor or target business has not executed a waiver of all rights to seek access to the Trust Account; and

•

the continued indemnification of AAC’s existing directors and officers and continued coverage under a directors’ and officers’ liability insurance policy for a period of six years after the Business Combination.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, shareholders holding Class A Ordinary Shares may demand that AAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $                per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, AAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. Unless the Extension Amendment Proposal is approved, AAC will not proceed with the Charter Extension. AAC will also not proceed with the Charter Extension if, on or before the Termination Date AAC completes the Business Combination.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, AAC’s transfer agent, in which you: (i) request that AAC redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to     p.m., Eastern Time, on                , 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of AAC that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, AAC’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental (together with any applicable share certificates and redemption forms) prior to      p.m., Eastern Time, on                , 2023 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date was $                per share. The cash held in the Trust Account on such date was approximately $                 ($                per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. AAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to AAC’s transfer agent two business days prior to the vote at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the AAC Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the AAC Initial Shareholders own 34.7% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to approval by the AAC Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 22,998,054 Ordinary Shares held by public shareholders (or approximately 48.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of 0 Ordinary Shares held by public shareholders (or 0% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)

the first sentence of Article 49.7 of AAC’s Amended and Restated Memorandum and Articles of Association, as amended, be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by             , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of AAC’s Amended and Restated Memorandum and Articles of Association, as amended, be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by             , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles; and/or”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT AAC SHAREHOLDERS

VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal, or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the AAC Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the AAC Initial Shareholders own 34.7% of the issued and outstanding Ordinary Shares and have not purchased any Public shares, but may do so at any time. As a result, in addition to approval by the AAC Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 10,998,541 Ordinary Shares held by public shareholders (or approximately 23.4% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of 0 Ordinary Shares held by public shareholders (or 0% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of AAC represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal, or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT AAC SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of material U.S. federal income tax considerations for holders of Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	Redeeming U.S. Holders (as defined below)whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Internal Revenue Code of 1986 the “Code”) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, Foreign Account Tax Compliance Act, or state, local or non-U.S. laws. AAC has not sought, and AAC does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because all units consisting of one Class A Ordinary Share and one fifth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, AAC is treating each Class A Ordinary Share and one fifth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General

Subject to the PFIC rules discussed below under the heading “—Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either: (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder; (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in AAC; or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of AAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of AAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of AAC. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either: (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed; or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in AAC. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming AAC is a PFIC (as discussed below under “—Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either: (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income; or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because AAC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, AAC believes that it likely has been a PFIC since its first taxable year, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “—Tax Treatment of the Redemption—In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “—Tax Treatment of the Redemption—In General,” above.

•	Under these special rules, the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to AAC is contingent upon, among other things, the provision by AAC of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Dividends (including constructive dividends) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF AAC AND CERTAIN INFORMATION ABOUT AAC

Unless the context otherwise requires, all references in this section to “AAC,” “we,” “our,” or “us” refer to Ares Acquisition Corporation.

General

We are a blank check company formed on January 24, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on AAC’s business activities, AAC is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash, stock and debt.

Initial Public Offering and Private Placement

In January 2020, AAC was formed by our Sponsor. As of March 31, 2023, our Sponsor owned 24,850,000 of the 25,000,000 Class B Ordinary Shares outstanding.

On February 4, 2021, we consummated the initial public offering of 100,000,000 Units, including 13,000,000 additional Units to cover over-allotments. The Units sold in the initial public offering were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $1.0 billion, and incurring offering costs of approximately $55.9 million, of which $35.0 million was for deferred underwriting commissions. Each Unit consists of one Class A Ordinary Share, and one-fifth of one warrant. Each whole warrant entitles the holder of such warrant to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments.

Simultaneous with the consummation of the initial public offering, we consummated the private placement of an aggregate of 15,333,333, including 1,733,333 additional Private Placement Warrants to cover over-allotments, each exercisable to purchase one AAC Class A Ordinary Shares for $11.50 per share, to our Sponsor at a price of $1.50 per Private Placement Warrant, generating total proceeds of $23.0 million. Of the gross proceeds received from the initial public offering and the Private Placement Warrants, $1.0 billion was placed in the Trust Account. Each whole Private Placement Warrant entitles the holder of such Private Placement Warrant to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments.

Beginning March 25, 2021, holders of the Units could elect to separately trade the Class A Ordinary Shares and the warrants included in the Units. Those Units not separated continue to trade on the NYSE under the symbol “AAC.U” and the Class A Ordinary Shares and warrants that are separated trade under the symbols “AAC” and “AAC WS,” respectively.

First Extension

Our initial public offering prospectus and amended and restated memorandum and articles of association provided that we had until February 4, 2023 (the date which was 24 months after the consummation of the initial public offering) to complete an initial business combination. As stated in the Current Report on Form 8-K filed with SEC on February 2, 2023, we held an extraordinary general meeting of shareholders and approved a proposal to amend our amended and restated memorandum and articles of association to extend the date by which we have to consummate an initial business combination from February 4, 2023 to August 4, 2023, or such earlier date as the Board may approve in accordance with the Memorandum and Articles of Association (the “First Extension”). In connection with the approval of the First Extension, AAC shareholders elected to redeem an aggregate of 53,002,919 ordinary shares, for which we paid cash from the Trust Account in the aggregate amount of approximately $539.0 million (approximately $10.17 per share) to redeeming AAC shareholders.

Extension Promissory Note

On January 26, 2023, our Sponsor agreed to make monthly deposits directly to the Trust Account of $0.03 for each outstanding Class A Ordinary Share, up to a maximum of $1.2 million per month (each deposit, a “Contribution”) following the approval and implementation of the First Extension. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Extension Promissory Note”) issued by us to our Sponsor. Such Contributions, which will be paid monthly (or a pro rata portion thereof if less than a full month), began on February 3, 2023, and thereafter will be paid on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of a business combination, and (ii) August 4, 2023 (or any earlier date of termination, dissolution or winding up of the Company in accordance with our Memorandum and Articles of Association or as otherwise determined in the sole discretion of our Board) (the earlier of (i) and (ii), the “Maturity Date”). The Extension Promissory Note does not bear any interest, and is repayable by us to our Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of certain events of default. Any outstanding principal under the Extension Promissory Note may be prepaid at any time by us, at our election and without penalty.

Proposed Business Combination

As previously announced on AAC’s Current Report on Form 8-K filed with the SEC on December 6, 2022, on December 5, 2022, AAC entered into a business combination agreement with X-energy and certain other parties, which was subsequently amended on June 11, 2023, as announced on AAC’s Current Report on Form 8-K filed with the SEC on June 12, 2023. The Business Combination Agreement and the related transactions contemplated by the Business Combination Agreement were approved by the boards of directors of each of AAC and X-energy and have been approved by the requisite members of X-energy.

The Business Combination Agreement provides for, among other things, the following transactions: (i) AAC will deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware; (ii) all of the then issued and outstanding equity securities of AAC and will be converted into securities of New X-energy (as defined below); and (iii) all of the then issued and outstanding equity securities of X-energy will be recapitalized, pursuant to the terms of the definitive transaction documents.

Following the time of the Closing of the Business Combination, the combined company will be organized in an umbrella partnership C corporation structure, in which substantially all of the assets and the business of the combined company will be held by X-energy. The combined company’s business will continue to operate through X-energy and its subsidiaries. In connection with the Closing, AAC will change its name to “X-Energy, Inc.” (such company after the Closing, “New X-energy”).

The Business Combination Agreement and the Business Combination were approved by the Board (including the special committee of the Board, which consists of its independent directors) and the boards of directors of X-energy.

The Business Combination is expected to close in the third quarter of 2023, following the receipt of the required approval by AAC’s shareholders and the fulfillment of other customary closing conditions. For further details on the Business Combination, refer to the Registration Statement.

Without the Charter Extension, AAC believes that there is some risk that AAC might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, AAC would be precluded from completing the Business Combination and would be forced to liquidate even if AAC shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce AAC’s net asset value. AAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the $                that was in the Trust Account as of the Record Date. Unless the Extension Amendment Proposal is approved, AAC will not proceed with the Charter Extension. AAC will also not proceed with the Charter Extension if it completes the Business Combination on or before the Termination Date.

AAC believes that given AAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that AAC is in the best position possible to consummate the Business Combination and that it is in the best interests of AAC’s shareholders that AAC obtain the Charter Extension if needed. AAC believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of June 15, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by AAC to be the beneficial owner of more than 5% of AAC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of AAC’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all AAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 71,997,081 Ordinary Shares issued and outstanding at June 15, 2023, of which 46,997,081 were Class A Ordinary Shares and 25,000,000 were Class B Ordinary Shares. On all matters to be voted upon, except for the election or removal of directors of the board prior to the consummation of the Business Combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares			Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)		Approximate Percentage of Class
Five Percent Holders
Ares Acquisition Holdings L.P. (our Sponsor)(3)	—	—	24,850,000		99.4%	34.5%
Directors and Officers of AAC
David B. Kaplan	—	—	—	(4)	—	—
Michael J Arougheti	—	—	—	(4)	—	—
Jarrod Phillips	—	—	—	(4)	—	—
Allyson Satin	—	—	—	(4)	—	—
Peter Ogilvie	—	—	—	(4)	—	—
Stephen Davis	—	—	50,000		*	*
Kathryn Marinello	—	—	50,000		*	*
Felicia Thornton	—	—	50,000		*	*
All directors and officers as a group (eight individuals)			150,000		*	*

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is c/o Ares Management LLC, 245 Park Avenue, 44th Floor, New York, NY 10167.
(2)	Interests shown consist solely of Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our Business Combination.

(3)

Ares Acquisition Holdings LP (our Sponsor) is a Cayman Islands limited partnership managed by affiliates of Ares Management Corporation, a Delaware corporation (“Ares”). Ares Acquisition Holdings is the general partner of our Sponsor. Ares Investment Holdings LLC (“Ares Investment Holdings”) is the general partner of Ares Acquisition Holdings. Ares Investment Holdings is an indirect subsidiary of Ares. Ares Management GP LLC (“Ares Management GP”) is the sole holder of the Class B common stock, $0.01 par value per share, of Ares (the “Ares Class B Common Stock”) and Ares Voting LLC (“Ares Voting”) is the sole holder of the Class C common stock, $0.01 par value per share, of Ares (the “Ares Class C Common Stock”). Pursuant to Ares’ Certificate of Incorporation, the holders of the Ares Class B Common Stock and the Ares Class C Common Stock, collectively, will generally have the majority of the votes on any matter submitted to the stockholders of Ares if certain conditions are met. The sole member of both Ares Management GP and Ares Voting is Ares Partners Holdco LLC (“Ares Partners”). Ares Partners is managed by a board of managers, which is composed of Michael Arougheti, Ryan Berry, R. Kipp deVeer, David Kaplan, Antony Ressler and Bennett Rosenthal (collectively, the “Board Members”). Mr. Ressler generally has veto authority over the Board Members’ decisions.

(4)	Does not include any shares indirectly owned by this individual as a result of his partnership interest in our Sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, AAC’s next annual general meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Charter Extension Date, AAC will dissolve and liquidate. Accordingly, there will be no annual general meeting in 2023.

HOUSEHOLDING INFORMATION

Unless AAC has received contrary instructions, AAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if AAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AAC’s expenses. However, if shareholders prefer to receive multiple sets of AAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AAC’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167, to inform us of their request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

AAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on AAC at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of AAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact AAC in writing at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167 or by telephone at (310) 201-4100.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for AAC, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing AAC.info@investor.morrowsodali.com. You will not be charged for the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than                , 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ARES ACQUISITION CORPORATION

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association, as amended, of the Company be amended by:

(a)	deleting the existing first sentence of Article 49.7 in its entirety and the insertion of the following language in its place:

“In the event that the Company does not consummate a Business Combination by      , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles, the Company shall:”

(b)	deleting the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by      , 2023, or such earlier date as the board of Directors may approve in accordance with the Articles; and/or”

A-1